Exhibit 99.1 ENTERPRISE PRODUCTS PARTNERS L.P. ALLOCATION OF CAPITAL November 17, 2021

Forward‐Looking Statements This presentation contains forward‐looking statements based on the beliefs of the company, as well as assumptions made by, and information currently available to our management team (including information published by third parties). When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “seek,” “goal,” “estimate,” “forecast,” “intend,” “could,” “should,” “would,” “will,” “believe,” “may,” “scheduled,” “potential” and similar expressions and statements regarding our plans and objectives for future operations, are intended to identify forward‐looking statements. Although management believes that the expectations reflected in such forward‐looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should not put undue reliance on any forward‐looking statements, which speak only as of their dates. Forward‐looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expected, including insufficient cash from operations, adverse market conditions, governmental regulations, the possibility that tax or other costs or difficulties related thereto will be greater than expected, the impact of competition and other risk factors discussed in our latest filings with the Securities and Exchange Commission. All forward‐looking statements attributable to Enterprise or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained herein, in such filings and in our future periodic reports filed with the Securities and Exchange Commission. Except as required by law, we do not intend to update or revise our forward‐ looking statements, whether as a result of new information, future events or otherwise. Page 2 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

Allocation of Capital Priorities and Rationale “All of the Above” Approach Support and grow cash distributions to partners •For partnerships, distributions are the most direct and tax efficient method to return capital to partners st 1 § Substantially all of the incremental distributions are tax deferred to partners •Provides cash to partners to pay taxes on allocable share of partnership taxable income Invest in midstream energy infrastructure with attractive, long‐term returns on investment • Investments in infrastructure to expand, complement and enhance EPD’s existing system nd 2 • Criteria: return on investment and economic benefits well exceed cost of capital and cash return on buybacks •Goal of increasing cash flow per unit Support strong balance sheet and financial flexibility • Flexibility to support business activities, investment opportunities and distributions to partners throughout business cycles as well as regulatory and legislative risks •Avoid need to raise expensive capital during periods of financial stress in capital markets rd 3 •Energy evolution / transition expected to be capital intensiveand inflationary across the entire energy and manufacturing value chain from the producer to the end use consumer • Support investment grade debt rating Buybacks • Opportunistic; during periods of unit price dislocation •For partnerships, less efficient method to return capital directly to partners th 4 § Generally, each unit repurchased increases taxable income and liability for remaining partners § Partners’ ability to realize benefit is primarily limited to selling partnership units, which results in tax liability from the recapture of cumulative deferred income over the life of the investment Page 3 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

History of Deploying Capital at Attractive, Long Term Returns Return on Invested Capital (1) (2) (3) EPD’s Historical Return on Invested Capital ( ROIC ) 16% 14% 13% 13% 13% 13% 13% 13% 12% 12% 12% 12% 12% 11% 11% 11% 11% 11% 11% 10% 10% 8% 6% 4% 2% 0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 9 Months (4) 2021 (1) For a definition, see appendix (2) Pre‐2008 is based on EPD reported results (not recast for Mergers) (3) 2008 and 2009 reflect recast financial statements of Enterprise giving effect to the TEPPCO and Enterprise GP Holdings mergers (4) ROIC for “9 Months 2021” is annualized for comparability purposes Page 4 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

Consistent History of EPD Returning Capital to Partners Allocation of Cash Flow from Operations % of CFFO 100% 90% 80% 70% 3% 1% 1% 60% 1% 50% 86% 83% 40% 78% 77% 77% 76% 75% 67% 66% 65% 64% 61% 61% 61% 30% 59% 50% 20% 10% 0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 TTM 3Q 2021 Distributions Buybacks Reinvested Capital • Distributions include: GP & LP distributions paid and distribution equivalent rights • Excess cash flow from operations historically went towards funding growth capital projects Page 5 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

History of Responsible Distribution Growth 23 Years of Growing Distributions Throughout Business Cycles (1) EPD’s Historical Distribution Growth Financial Model (2) Transition $2.00 $1.80 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.45 $0.40 $0.20 $0.00 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (1) Per unit distributions adjusted for 2‐for‐1 unit splits and annualized for partial years (2) From 2017 to 2021, EPD transitioned from legacy MLP financing model of investments funded primarily with external capital to a model that is primarily funded with internal cash flow Page 6 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com Yearly Per Unit Distribution

Successful History of Execution Preserve, Protect and Provide Partners Reliable / Growing Distributions • Dependable distribution growth and cash flow coverage in excess of distributions • Solid balance sheet; BBB+ rated (highest in the midstream space) and TTM leverage of 3.2x $ in MMs 23 Years of Distribution Growth $7,000 Moderated Distribution Growth; Self‐fund Equity $6,000 $41.8 Billion $5,000 returned to unitholders Expect to Collapsed GP/LP Structure via LP distributions & unit buybacks Self‐fund Capex 1.7x 1.6x $4,000 1.5x 1.2x 1.2x 1.3x 1.7x $3,000 1.4x Moderated Distribution Growth; Retained 1.5x 1.4x Incremental Cash Flow 1.3x $2,000 1.3x 1.3x Eliminated 50% IDRs 1.4x 1.1x 1.2x $1,000 1.3x 1.1x 1.8x 0.9x 2.0x 1.0x 1.5x 0.6x $0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 9 Mo 2021 LP Distributions GP Distributions DCF & Coverage See Appendix for definitions of DCF and the reconciliation of DCF to its nearest GAAP measure Page 7 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

Midstream Sector Payout vs. CFFO EPD has returned $4.1B of CFFO to investors over the last year 1 Year Ending 9/30/2021 Return of Capital Asset Distributions CFFO Buybacks (2) Total As% of CFFO & Sales Paid Company Total As% of CFFO Asset Sales ($MM) ($MM) ($MM) ($MM) (%) (%) no distribution cuts Enterprise $7,987 $63 $3,950 $101 51% 50% Midstream #1 $11,329 $47 $1,788 $0 16% 16% $7,174 $97 $5,606 $0 78% 77% Midstream #2 Midstream #3 $5,878 $579 $2,426 $0 41% 38% 18 direct & backdoor Midstream #4 $5,562 $0 $2,614 $0 47% 47% distribution cuts (1) $3,920 $0 $1,979 $0 50% 50% since July 2014 Midstream #5 Midstream #6 $2,448 $66 $188 $92 11% 11% $2,287 $0 $1,666 $0 73% 73% Midstream #7 Midstream #8 $1,619 $1,061 $718 $167 55% 33% no distribution cuts Midstream #9 $1,146 $272 $915 $498 123% 100% Source: Bloomberg See Appendix for definition of CFFO (1) Per Wells Fargo Midstream Monthly Outlook July 2021 (2) Asset sales exclude non‐material / undisclosed transactions Page 8 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

Midstream Sector Payout vs. CFFO EPD has returned $12.1B of CFFO to investors over the last 3 years 3Years Ending 9/30/2021 Return of Capital Asset Distributions CFFO Buybacks (2) Total As% of CFFO & Sales Paid Company Total As% of CFFO Asset Sales ($MM) ($MM) ($MM) ($MM) (%) (%) no distribution cuts Enterprise $20,650 $229 $11,623 $387 58% 58% Midstream #1 $27,047 $192 $8,037 $26 30% 30% $23,226 $3,985 $15,801 $0 68% 58% Midstream #2 Midstream #3 $16,831 $5,080 $6,129 $0 36% 28% 18 direct & backdoor Midstream #4 $16,281 $1,744 $6,847 $75 43% 38% distribution cuts (1) $10,957 $1,787 $5,689 $0 52% 45% since July 2014 Midstream #5 Midstream #6 $6,693 $1,420 $2,860 $167 45% 37% $6,007 $0 $4,665 $0 78% 78% Midstream #7 Midstream #8 $5,163 $2,002 $1,710 $92 35% 25% no distribution cuts Midstream #9 $3,797 $1,253 $2,757 $750 92% 69% Source: Bloomberg See Appendix for definition of CFFO (1) Per Wells Fargo Midstream Monthly Outlook July 2021 (2) Asset sales exclude non‐material / undisclosed transactions Page 9 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

Midstream Sector Payout vs. CFFO EPD has returned $19.3B of CFFO to investors over the last 5 years 5Years Ending 9/30/2021 Return of Capital Asset Distributions CFFO Buybacks (2) Total As% of CFFO & Sales Paid Company Total As% of CFFO Asset Sales ($MM) ($MM) ($MM) ($MM) (%) (%) no distribution cuts Enterprise $31,000 $295 $18,828 $387 62% 61% Midstream #1 $37,453 $269 $10,175 $103 27% 27% $35,661 $7,075 $20,622 $0 58% 48% Midstream #2 Midstream #3 $26,227 $4,945 $9,721 $575 39% 33% 18 direct & backdoor Midstream #4 $25,791 $9,288 $8,321 $0 32% 24% distribution cuts (1) $17,975 $1,788 $7,805 $0 43% 39% since July 2014 Midstream #5 Midstream #6 $10,577 $3,817 $5,327 $167 52% 38% $9,270 $0 $6,607 $0 71% 71% Midstream #7 Midstream #8 $7,293 $2,073 $3,417 $92 48% 37% no distribution cuts Midstream #9 $6,120 $1,299 $4,393 $750 84% 69% Source: Bloomberg See Appendix for definition of CFFO (1) Per Wells Fargo Midstream Monthly Outlook July 2021 (2) Asset sales exclude non‐material / undisclosed transactions Page 10 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

Capital Allocation Trends Across S&P 500 Sectors (1) As % of Cash Flow from Operations Payout/CFFO Ranked Payout Real Estate 49% 64% 1% 65% 1 Consumer Staples 26% 42% 12% 54% 2 Information Technology 11% 17% 35% 52% 3 Enterprise 30% 50% 1% 51% 4 Industrials 21% 22% 20% 42% 6 Utilities 146% 37% 37% 7 S&P 500 Median 19% 20% 14% 34% 8 10% 32% 9 Materials 30% 22% Health Care Median 17% 10% 19% 29% 10 Consumer Discretionary 18% 6% 18% 24% 11 Energy 41% 19% 19% 12 Communication Services Median 27% 6% 10% 16% 13 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% Capex Dividends / Distributions Equity Repurchase (1) Sources: Bloomberg. 12 months available as of October 2021. Consensus estimates; Median value of S&P 500 firms; Payout consists of indicated dividends defined as most recent dividend and common stock repurchases of with respect to the trailing 12 months Page 11 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

Unsurpassed History of GP Alignment with Common Equity Holders

Year	Event
1998	IPO: reinvested substantially all IPO proceeds into EPD
2002	Eliminated 50% IDRs for no consideration
	$34.2MM participation in equity follow-on offering
2003	$33MM participation in equity follow-on offering
	$55MM purchases through DRIP
	$100MM purchase of Class B Common Units
2004	$94MM purchases through DRIP
	$19MM of open market purchases (EPCO et al)
	$35.4MM participation in equity follow-on offering
	Contribution of 50% of GulfTerra GP from acquisition in 2004 to partnership
2005	$30MM purchases through DRIP
2006	$50MM purchases through DRIP
2008	$67MM purchases through DRIP
2009	$246MM purchases through DRIP
2010	$15MM of open market purchases (EPCO et al)
	$220MM purchases through DRIP
2011	$74 MM of distributions waived by GP
2012	$66MM of distributions waived by GP
2013	$64MM of distributions waived by GP
	$100MM of purchases through DRIP
2014	$65MM of distributions waived by GP
	$100MM of purchases through DRIP
2015	$53MM of distributions waived by GP
	$200MM of purchases through DRIP + ATM
2016	$200MM of purchases through DRIP + ATM
2017	$100MM of purchases through DRIP
2018	$213MM of purchases through DRIP
2019	$58 MM of open market purchases
	$22MM of purchases through DRIP
2020	$32MM of open market purchases

Since IPO

$124 Million
Open Market Purchases

$100 Million
Purchase of Class B Common Units

$103 Million
Participation in Follow-On Offerings

$322 Million
Distributions to GP Waived

$425 Million
Contribution of 50% of GulfTerra GP

$1.7 Billion
Purchases via Distribution Reinvestment Plan ("DRIP") & ATM

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Key Investment Considerations • Successful history of responsibly returning capital to partners § “All of the Above” approach § Primarily focused on distributions: most direct and tax efficient return of capital § 23 consecutive years of distribution growth throughout business cycles § Opportunistic buybacks • Proven track record of midstream investments that have provided consistent and attractive returns on capital and resulted in cash flow per unit growth • Completed financial model transition while continuing to grow cash distributions to partners and avoiding material asset sales § From 2017 to 2021, EPD transitioned from legacy MLP financing model of investments funded primarily with external capital to a model that is primarily funded with internal cash flow § Transition period included weathering a volatile business cycle and global pandemic • Strong balance sheet provides financial flexibility § Flexibility to support business activities, investment opportunities and distributions to partners throughout business cycles as well as regulatory and legislative risks § Support long‐term financial health of the partnership § One of the highest debt ratings in midstream sector • Unsurpassed alignment of GP and Management with Common Equity Holders § GP and management own 32% of LP Units; no GP incentive distribution rights § GP has provided over $2.7 billion of support in growth of the partnership Page 13 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

APPENDIX

Definitions • Operational Distributable Cash Flow (“DCF”) represents DCF excluding proceeds from asset sales and property damage insurance claims and net receipts / payments from the monetization of interest rate derivative instruments. • Net Cash Flows Provided by Operating Activities (“CFFO”)represents the GAAP financial measure “Net cash flows provided by operating activities”. • CFFO Payout Ratiois calculated as trailing 12 months distributions + distribution equivalent rights + buybacks divided by the trailing 12 months cash flow from operations. • Leverageis defined as net debt divided by adjusted EBITDA. • Return on Invested Capital (“ROIC”)is calculated by dividing non‐GAAP gross operating margin for the assets (the numerator) by the average historical cost of the underlying assets (the denominator). The average historical cost includes fixed assets, investments in unconsolidated affiliates, intangible assets and goodwill. Like gross operating margin, the historical cost amounts used in determining ROIC are before depreciation and amortization and reflect the original purchase or construction cost. Page 15 © All Rights Reserved. Enterprise Products Partners L.P. enterpriseproducts.com

Distributable Cash Flow

We measure cash available for distribution by reference to distributable cash flow ("DCF"). DCF is a quantitative standard used by the investment community for evaluating publicly traded partnerships since the value of a partnership unit is, in part, measured by its yield, which is based on the amount of cash distributions a partnership can pay to a unitholder. Our management compares the DCF we generate to the cash distributions we expect to pay our partners to compute our distribution coverage ratio. Our calculation of DCF may or may not be comparable to similarly titled measures used by other companies. The GAAP financial measure most directly comparable to DCF is cash flow from operations ("CFFO"), otherwise referred to as net cash flows provided by operating activities.

See *"Investors – Non-GAAP Financial Measures"* on our website (www.enterpriseproducts.com) for more information regarding DCF, including additional reconciliation detail. The following table presents our calculation of DCF for the years 2017–2020 (each ended December 31) or periods presented below (dollars in millions):

	Total 2017	Total 2018	Total 2019	Total 2020	1Q 2021	2Q 2021	3Q 2021	Total 2021
Net income attributable to common unitholders (GAAP)	$ 2,799.3	$ 4,172.4	$ 4,591.3	$ 3,774.7	$ 1,340.4	$ 1,112.3	$ 1,153.0	$ 3,605.7
Adjustments to GAAP net income attributable to common unitholders to derive DCF (addition or subtraction indicated by sign):								
Depreciation, amortization and accretion expenses	1,644.0	1,791.6	1,949.3	2,071.9	525.0	533.8	534.9	1,593.7
Cash distributions received from unconsolidated affiliates	483.0	529.4	631.3	614.1	130.5	168.8	147.8	447.1
Equity in income of unconsolidated affiliates	(426.0)	(480.0)	(563.0)	(426.1)	(148.9)	(160.7)	(137.6)	(447.2)
Asset impairment charges	49.8	50.5	132.8	890.6	65.6	17.9	29.4	112.9
Change in fair market value of derivative instruments	22.8	16.4	27.2	(79.3)	(15.6)	(23.2)	(47.5)	(86.3)
Change in fair value of Liquidity Option Agreement	64.3	56.1	119.6	2.3	-	-	-	-
Gain on step acquisition of unconsolidated affiliate	-	(39.4)	-	-	-	-	-	-
Sustaining capital expenditures	(243.9)	(320.9)	(325.2)	(293.6)	(143.8)	(116.8)	(70.3)	(330.9)
Other, net	38.3	30.0	40.0	(127.4)	(97.3)	22.3	(4.3)	(79.3)
Subtotal DCF, before proceeds from assets sales and monetization of interest rate derivative instruments accounted for as cash flow hedges	4,431.6	5,806.1	6,603.3	6,427.2	1,655.9	1,554.4	1,605.4	4,815.7
Proceeds from asset sales	40.1	161.2	20.6	12.8	6.2	44.1	7.8	58.1
Monetization of interest rate derivative instruments accounted for as cash flow hedges	30.6	22.1	-	(33.3)	75.2	-	-	75.2
Distributable cash flow (non-GAAP)	4,502.3	5,989.4	6,623.9	6,406.7	1,737.3	1,598.5	1,613.2	4,949.0
Adjustments to non-GAAP DCF to derive GAAP net cash flows provided by operating activities (addition or subtraction indicated by sign):								
Net effect of changes in operating accounts, as applicable	32.2	16.2	(457.4)	(767.5)	99.0	300.2	647.9	1,047.1
Sustaining capital expenditures	243.9	320.9	325.2	293.6	143.8	116.8	70.3	330.9
Other, net	(112.1)	(200.2)	28.8	(41.3)	43.0	(21.6)	38.9	60.3
Net cash flows provided by operating activities (GAAP)	$ 4,666.3	$ 6,126.3	$ 6,520.5	$ 5,891.5	$ 2,023.1	$ 1,993.9	$ 2,370.3	$ 6,387.3

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Gross Operating Margin

We evaluate segment performance based on our financial measure of gross operating margin ("GOM"). GOM is an important performance measure of the core profitability of our operations and forms the basis of our internal financial reporting. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating segment results. GOM is presented on a 100 percent basis before any allocation of earnings to noncontrolling interests. Our calculation of GOM may or may not be comparable to similarly titled measures used by other companies. The GAAP financial measure most directly comparable to total segment GOM is operating income.

See *"Investors – Non-GAAP Financial Measures"* on our website (www.enterpriseproducts.com) for more information regarding GOM, including additional reconciliation detail. The following table presents our calculation of GOM for the years 2017–2020 (each ended December 31) or periods presented below (dollars in millions):

	Total 2017	Total 2018	Total 2019	Total 2020	1Q 2021	2Q 2021	3Q 2021	Total 2021	TTM 3Q 2021
Gross operating margin by segment:									
NGL Pipelines & Services	$ 3,258.3	$ 3,830.7	$ 4,069.8	$ 4,182.4	$ 1,086.4	$ 1,097.6	$ 1,022.9	$ 3,206.9	$ 4,351.1
Crude Oil Pipelines & Services	987.2	1,511.3	2,087.8	1,997.3	400.2	418.9	422.9	1,242.0	1,670.2
Natural Gas Pipelines & Services	714.5	891.2	1,062.6	926.6	535.2	202.0	223.3	960.5	1,186.0
Petrochemical & Refined Products Services	714.6	1,057.8	1,069.6	1,081.8	281.5	326.3	411.3	1,019.1	1,315.9
Total segment gross operating margin (a)	5,674.6	7,291.0	8,289.8	8,188.1	2,303.3	2,044.8	2,080.4	6,428.5	8,523.2
Net adjustment for shipper make-up rights (b)	5.8	34.7	(24.1)	(85.7)	20.0	16.6	9.8	46.4	14.8
Total gross operating margin (non-GAAP)	5,680.4	7,325.7	8,265.7	8,102.4	2,323.3	2,061.4	2,090.2	6,474.9	8,538.0
Adjustments to reconcile non-GAAP gross operating margin to GAAP operating income (addition or subtraction indicated by sign):									
Depreciation, amortization and accretion expense in operating costs and expenses (c)	(1,531.3)	(1,687.0)	(1,848.3)	(1,961.5)	(496.1)	(499.1)	(502.7)	(1,497.9)	(1,998.1)
Asset impairment charges in operating costs and expenses	(49.8)	(50.5)	(132.7)	(890.6)	(65.5)	(17.9)	(29.3)	(112.7)	(912.9)
Net gains or losses attributable to asset sales and related matters in operating costs and expenses	10.7	28.7	5.7	4.4	(10.9)	(0.3)	2.2	(9.0)	(6.7)
General and administrative costs	(181.1)	(208.3)	(211.7)	(219.6)	(56.3)	(51.5)	(47.3)	(155.1)	(211.9)
Operating income (GAAP)	$ 3,928.9	$ 5,408.6	$ 6,078.7	$ 5,035.1	$ 1,694.5	$ 1,492.6	$ 1,513.1	$ 4,700.2	$ 5,408.4

(a) *Within the context of this table, total segment gross operating margin represents a subtotal and corresponds to measures similarly titled and presented with the business segment footnote found in our consolidated financials statements.*
(b) *Gross operating margin by segment for NGL Pipelines & Services and Crude Oil Pipelines & Services reflect adjustments for shipper make-up rights that are included in management's evaluation of segment results. However, these adjustments are excluded from non-GAAP total gross operating margin in compliance with guidance from the SEC.*
(c) *Excludes amortization of major maintenance costs for reaction-based plants, which are a component of gross operating margin.*

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Adjusted EBITDA

Adjusted EBITDA is commonly used as a supplemental financial measure by our management and external users of our financial statements, such as investors, commercial banks, research analysts and rating agencies, to assess the financial performance of our assets without regard to financing methods, capital structures or historical cost basis; the ability of our assets to generate cash sufficient to pay interest and support our indebtedness; and the viability of projects and the overall rates of return on alternative investment opportunities. Our calculation of Adjusted EBITDA may or may not be comparable to similarly titled measures used by other companies. The GAAP financial measure most directly comparable to Adjusted EBITDA is CFFO.

See *"Investors – Non-GAAP Financial Measures"* on our website (www.enterpriseproducts.com) for more information regarding Adjusted EBITDA, including additional reconciliation detail. The following table presents our calculation of Adjusted EBITDA for the years 2017–2020 (each ended December 31) or periods presented below (dollars in millions):

	Total 2017	Total 2018	Total 2019	1Q 2021	2Q 2021	3Q 2021	Total 2021	TTM 3Q 2021
Net income (GAAP)	$ 2,855.6	$ 4,238.5	$ 4,687.1	$ 1,362.6	$ 1,146.0	$ 1,182.1	$ 3,690.7	$ 4,056.6
Adjustments to GAAP net income to derive non-GAAP Adjusted EBITDA (addition or subtraction indicated by sign):								
Depreciation, amortization and accretion in costs and expenses (a)	1,565.9	1,723.3	1,894.3	507.7	511.7	511.9	1,531.3	2,043.4
Interest expense, including related amortization	984.6	1,096.7	1,243.0	322.8	316.1	315.9	954.8	1,284.0
Cash distributions received from unconsolidated affiliates	483.0	529.4	631.3	130.5	168.8	147.8	447.1	598.9
Equity in income of unconsolidated affiliates	(426.0)	(480.0)	(563.0)	(148.9)	(160.7)	(137.6)	(447.2)	(537.2)
Asset impairment charges	49.8	50.5	132.8	65.6	17.9	29.4	112.9	913.1
Provision for or benefit from income taxes	25.7	60.3	45.6	10.0	31.2	16.1	57.3	71.6
Change in fair market value of commodity derivative instruments	23.1	16.2	(67.7)	(15.6)	(23.2)	(47.5)	(86.3)	(111.9)
Change in fair value of Liquidity Option Agreement	64.3	56.1	119.6	-	-	-	-	-
Gain on step acquisition of unconsolidated affiliate	-	(39.4)	-	-	-	-	-	-
Other, net	(10.7)	(28.7)	(5.7)	10.9	0.3	(2.8)	8.4	6.1
Adjusted EBITDA (non-GAAP)	5,615.3	7,222.9	8,117.3	2,245.6	2,008.1	2,015.3	6,269.0	8,324.6
Adjustments to non-GAAP Adjusted EBITDA to derive GAAP net cash flows provided by operating activities (addition or subtraction by sign):								
Interest expense, including related amortization	(984.6)	(1,096.7)	(1,243.0)	(322.8)	(316.1)	(315.9)	(954.8)	(1,284.0)
Net effect of changes in operating accounts, as applicable	32.2	16.2	(457.4)	99.0	300.2	647.9	1,047.1	971.6
Other, net	3.4	(16.1)	103.6	1.3	1.7	23.0	26.0	(25.0)
Net cash flows provided by operating activities (GAAP)	$ 4,666.3	$ 6,126.3	$ 6,520.5	$ 2,023.1	$ 1,993.9	$ 2,370.3	$ 6,387.3	$ 7,987.2

(a) Excludes amortization of major maintenance costs for reaction-based plants, which are a component of Adjusted EBITDA.

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